Growth and Income Portfolio A Series of Dreyfus Lifetime Portfolios, Inc.
Summary Prospectus May 17, 2011
Class Ticker Investor DGIIX Restricted DGIRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-645-6561 or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 1, 2011, as revised May 17, 2011, and February 1, 2011, respectively, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks maximum total return (capital appreciation plus current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Restricted Shares
Management fees	0.75	0.75
Other expenses (including shareholder services fees)	0.61	0.27
Total annual fund operating expenses	1.36	1.02

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$138	$431	$745	$1,635
Restricted Shares	$104	$325	$563	$1,248

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 88.11% of the average value of its portfolio.

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Principal Investment Strategy

The fund typically invests in a mix of stocks and bonds, with a neutral asset mix of 50% in stocks and 50% in investment grade bonds (rated Baa/BBB or higher or the unrated equivalent as determined by The Dreyfus Corporation). The actual mix of stocks to bonds may range from 35%/65% to 65%/35%, depending on market and economic conditions. The fund may invest up to 15% of its net assets in foreign securities.

In allocating between stocks and bonds, the fund assesses the relative return/risk of each asset class through a proprietary computer model. The model seeks to identify relative valuation opportunities across asset classes when return expectations from these asset classes diverge from their normally anticipated relative valuation levels. In selecting securities, the fund’s portfolio manager attempts to approximate the investment characteristics of designated benchmark indexes with respect to each asset class, but with expected returns that exceed the benchmark.

The fund typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (i.e., those with total market capitalizations greater than $1.4 billion), with sector allocations that generally mirror the S&P 500® Index. The remaining 20% typically is invested in stocks of small-capitalization companies. The large-cap equity component of the fund is actively managed; whereas, the small-cap and foreign equity components and, typically, the domestic and foreign bond components, are not actively managed and are constructed to approximate certain index characteristics.

The fund may, but is not required to, use certain derivatives, such as options, futures and options on futures, as a substitute for investing directly in an underlying asset, to manage interest rate risk, to increase returns, or as part of a hedging strategy. The fund currently uses derivatives primarily to achieve asset class target exposure.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio manager to allocate effectively the fund's assets among stocks and bonds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.

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Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Performance for each share class will vary due to differences in charges and expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Investor Shares
Best Quarter Q2, 2009: 10.60% Worst Quarter Q4, 2008: -11.31%

After-tax performance is shown only for Investor shares. After-tax performance of the fund’s Restricted shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The customized blended index is prepared by The Dreyfus Corporation and combines the performance of several unmanaged indexes in weights reflecting the baseline percentages of the fund’s investment in domestic and foreign stocks and bonds.

Average Annual Total Returns (as of 12/31/10)
Share Class	1 Year	5 Years	10 Years
Investor shares returns before taxes	10.46%	3.68%	2.99%
Investor shares returns after taxes on distributions	10.21%	2.70%	2.09%
Investor shares returns after taxes on distributions and sale of fund shares	6.97%	2.78%	2.14%
Restricted shares returns before taxes	10.85%	4.03%	3.36%
S&P 500® Index reflects no deduction for fees, expenses or taxes	15.08%	2.29%	1.42%
Customized Blended Index reflects no deduction for fees, expenses or taxes	11.21%	4.29%	4.14%
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation, which has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund’s sub-investment adviser. Mellon Capital makes asset allocation determinations and provides investment advisory assistance and research and the day-to-day management of the equity portion of the fund’s investments. Jocelin A. Reed, CFA is a director and senior portfolio manager for Mellon Capital and has served as the fund’s primary portfolio manager since September 2003.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-645-6561 (outside the U.S. 516-794-5452) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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